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                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


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                               FORM 8-K


                            CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) July 20, 1994


                    Commission File Number:  1-1511


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                       FEDERAL-MOGUL CORPORATION
         (Exact name of registrant as specified in its charter)


     Michigan                                    38-0533580
(State or other jurisdiction of          (I.R.S. Employer I.D. No.)
incorporation or organization)


26555 Northwestern Highway, Southfield, Michigan         48034
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number including area code:  (810) 354-7700



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              INFORMATION TO BE INCLUDED IN REPORT



ITEM 5.  OTHER EVENTS.


     On July 20, 1994, Federal-Mogul Corporation issued a press release announcing its earnings for the quarter ended June 30, 1994.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


 28.1    Press Release, dated July 20, 1994.


                             SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


FEDERAL-MOGUL CORPORATION


   (George N. Bashara, Jr.)

By:-----------------------------------
   George N. Bashara, Jr.
   Vice President, General Counsel
     and Secretary


Dated as of July 25, 1994

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                                 EXHIBIT INDEX



Exhibit Number                        Document


     99             (Exhibit No. 28.1 of Item 601 of Regulation S-K)
                    Press Release, dated July 20, 1994 issued by Federal-Mogul Corporation (filed herewith and incorporated herein by reference).